UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to 13 OR 15(D)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2009

ACL Semiconductors Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50140	16-1642709

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

B24-B27, 1/F., Block B
Proficient Industrial Centre, 6 Wang Kwun Road
Kowloon, Hong Kong

(Address of principal executive offices)	(Zip Code)

011-852- 2799-1996

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

          On November 24, 2009, ACL Semiconductors Inc., a Delaware corporation (the “registrant”), issued a press release to its stockholders.

          A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

a)	Not applicable.

b)	Not applicable.

c)	Not applicable.

d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated November 24, 2009.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACL SEMICONDUCTORS INC.
Dated: November 30, 2009

	By:	/s/ Chung-Lun Yang

Name: Chung-Lun Yang
Title: Chief Executive Officer